August 29, 1997




RT Industries, Inc.
Attn: President
1875 E. Lake Mary Boulevard
Sanford, FL


     Re: Lock-Up Agreement

Gentlemen:

     In connection with the acquisition, by merger of Quality Automotive Company ("Quality") by QUAC Acquisition Corp. ("Subsidiary"), a Delaware corporation and wholly-owned subsidiary of RT Industries, Inc. (the "Company"), pursuant to the Agreement and Plan of Merger dated June 6, 1997, among the Company, Subsidiary, Quality and all of the stockholders of Quality (the "Merger") and as a condition of such Merger, each of the undersigned holders of securities in the Company who have executed this Agreement at the end hereof, jointly and severally (the "Undersigned"), hereby covenants and agrees:

     1. Except as otherwise permitted in paragraphs 2 and 3 hereof, from the date hereof (the "Effective Date") until the fifth (5th) anniversary of the Effective Date, the Undersigned will not directly or indirectly, sell, offer for sale, transfer or otherwise dispose of any securities of the Company acquired and beneficially owned by the Undersigned in connection with the Merger (the "Merger Shares"), in any manner whatsoever, pursuant to Rule 144 ("Rule 144") of the rules and regulations promulgated under the Securities Act of 1933, as amended, or otherwise.

     2. Commencing as of the First Anniversary of the Effective Date and continuing until the third (3rd) anniversary of the Effective Date, the Undersigned may collectively sell, offer for sale, transfer or otherwise dispose of, the Merger Shares (to the extent possible) up to an aggregate proceeds of $2,500,000 in transactions pursuant to (i) Rule 144 and/or (ii) the registration of such Merger Shares under registration rights granted to the Undersigned in the Registration Rights Agreement entered into simultaneously herewith with the Company (the "Rights Agreement"); provided, however, that in order to insure an orderly market, the Undersigned agree and covenant that, except upon the prior consent of the Company, they shall limit their sales, during any monthly period notwithstanding the existence of an effective registration statement, of Merger Shares (exclusive of any Merger Shares sold under Rule 144) to the approximate aggregate value of $200,000 or less, based upon the proceeds of such transaction. Notwithstanding anything to


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the contrary contained hereinabove, the monthly $200,000 aggregate value limitation on transfers shall be cumulative in effect; provided that the Undersigned were precluded from transferring the Merger Shares during such given monthly period notwithstanding the prior consent of the Company.

     3. Commencing as of the third (3rd) year anniversary of the Effective Date and continuing until the fifth (5th) anniversary thereof, the Undersigned may only sell, offer for sale, transfer or otherwise dispose of the Merger Shares (whether pursuant to Rule 144 or the Rights Agreement) only in quantities and at times which are pari passu with Elm Grove Associates II, L.P., which stockholder simultaneously herewith has entered into a lock-up agreement with the Company on terms identical to the terms of this Agreement.

     4. Each of the Undersigned hereby consents to the Company giving the Company's Stock Transfer Agent written stop-transfer instructions consistent with the provisions of paragraphs 1, 2 and 3 hereof.

     5. It is intended by the parties that this Agreement, upon execution by the Undersigned, shall be and become a valid and binding restriction on transfer of securities within the meaning of Section 202 of the Delaware General Corporation Law ("DGCL") (or any successor provisions). Accordingly, the Undersigned consents to the placement of an appropriate legend upon any certificates evidencing his/her/its stock or right to acquire stock in the Company, as contemplated by Section 202(a) of the DGCL (or any related or successor provisions) and, upon request by the Company, the Undersigned will submit his or her securities of the Company for legending in accordance with this agreement.

     6. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware without regard to its choice of law principles.

     7. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     8. This Agreement and the agreements referred to herein constitute the entire agreement, and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     9. A copy of this Agreement shall be maintained by the Company at its principal place of business or registered office, and shall be made available for examination by



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shareholders of the Company, in person or by agent or attorney, on the same basis as the books and records of the Company are made available.

                                                     Very truly yours,

                                                     SECURITYHOLDERS:



Dated: August 29, 1997                               /s/ Martin Chevalier
      -----------------------                        ---------------------------
                                                     MARTIN CHEVALIER


Dated: August 29, 1997                               /s/ Malvina B. Chevalier
      -----------------------                        ---------------------------
                                                     MALVINA B. CHEVALIER


Dated: August 29, 1997                               /s/ John W. Kohut
      -----------------------                        ---------------------------
                                                     JOHN W. KOHUT


Dated: August 29, 1997                               /s/ Linda S. Ram
      -----------------------                        ---------------------------
                                                     LINDA S. RAM


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